EXHIBIT 10.49

AMENDMENT NO. 1 TO THE

TERMINATION AND PURCHASE AGREEMENT

                                THIS AMENDMENT NO. 1 TO THE TERMINATION AND PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of November 30, 2001 by and between U–C Holdings, L.L.C., a Delaware limited liability company (the “Purchaser”), CTN Media Group, Inc., a Delaware corporation (the “Company”), and Jason Elkin (“Executive”).  The Purchaser, the Company and Executive are sometimes referred to herein as the “Parties.”

                                WHEREAS, the Parties are party to the Termination and Purchase Agreement (the “Termination Agreement”), dated as of October 31, 2001.

                                WHEREAS, the Parties desire to amend the Termination Agreement, and are willing to do so on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms.  Terms defined (directly or indirectly by reference) in the Termination Agreement and used without other definition herein shall have the respective meanings assigned to such terms in the Termination Agreement. The rules of interpretation set forth in the Termination Agreement shall likewise govern this Amendment.

2.             Amendment to Section 2(a) of the Termination Agreement.  The last sentence of Section 2(a) of the Termination Agreement is hereby deleted and replaced in its entirety with the following sentence: “The Company and Purchaser agree that the Repurchase Option (as defined in the Employment Agreement) shall be terminated with respect to, and shall not apply to, the 200 Management Units and 65 Class R Units retained by Executive.”

3.             Amendment to Section 2(b) of the Termination Agreement.  The definition of “Eligible Executive Securities” in Section 2(b) of the Termination Agreement is hereby amended to delete the reference to “65 Class R Units” therein by replacing “(i) 1,543,189 Investor Units, (ii) 1,433,693 Class B Units, (iii) 65 Class R Units, and (iv) 815 Management Units” with “(i) 1,543,189 Investor Units, (ii) 1,433,693 Class B Units, and (iii) 815 Management Units”.

4.             Representations.  Each of the Parties hereby represents and warrants that, as of the date hereof, the representations and warranties set forth in Section 4 and Section 5 (as applicable) of the Termination Agreement are true and correct.

5.             Effect of Amendment. Except as provided herein, the Termination Agreement shall continue in full force and effect in accordance with its terms.  Reference to this specific Amendment need not be made in the Termination Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Termination Agreement, any reference in any of such items to the Termination Agreement being sufficient to refer to the Termination Agreement as amended hereby.

6.             Survival of Representations and Warranties.  All representations and warranties contained herein shall survive the execution and delivery of this Amendment.

7.             Governing Law.  All questions concerning the construction, validity and interpretation of this Amendment will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

8.             Headings.  The headings used in this Amendment are for the purpose of reference only and will not affect the meaning or interpretation of any provision of this Amendment.

9.             Counterparts.  The Parties may execute this Amendment in separate counterparts (no one of which need contain the signatures of all Parties), each of which will be an original and all of which together will constitute one and the same instrument.

10.           Successors and Assigns.  This Amendment shall bind and inure to the benefit of and be enforceable by each of the Parties and their respective successors, heirs, executors and assigns.

11.           No Strict Construction.  The language used in this Amendment shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

12.           Press Release.  Any press release or public announcement regarding this Amendment or the termination of Executive’s employment shall be in a form mutually acceptable to the Parties, except as required by law.

13.           Severability.  Should any provision of this Amendment adjudged to any extent invalid by any court or tribunal of competent jurisdiction or arbitrator, each provision shall be deemed modified to the minimum extent necessary to render it enforceable.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the day and year first above written.

/s/ Jason Elkin
Jason Elkin

U-C HOLDING, L.L.C.

By: WILLIS STEIN & PARTNERS, L.P.
Its: Managing Member

By: Willis Stein & Partners, L.L.C.
Its: General Partner

By:	/s/ Daniel M. Gill
Daniel M. Gill
Managing Director

CTN MEDIA GROUP, INC.

By:	/s/ Neil Dickson
Name:	Neil Dickson
Its:	Chief Operating Officer